UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2007

VCG Holding Corp.

(Exact name of registrant as specified in its charter)

Colorado	001-32208	84-1157022
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

390 Union Boulevard, Suite 540
Lakewood, Colorado		80228
(Address of Principal Executive Offices)		(Zip Code)

(303) 934-2424

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(b) Pro Forma Financial Information

                On September 20 and 21, 2007, respectively, VCG Holding Corp., a Colorado corporation (the “Company”), filed two Current Reports on Form 8-K reporting certain business acquisitions. The Company stated in its filings that it would provide the financial statements and pro forma information required by Item 9.01 of Form 8-K for such acquisitions in amendments thereto within the prescribed time periods. Notwithstanding the statements made in the Current Reports on Form 8-K filed on September 20 and 21, 2007, respectively, the Company has determined that it is not required to file such financial statements and pro forma information.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

Date: November 29, 2007	By:	/s/ Brent J. Lewis
Brent J. Lewis
Chief Financial Officer